West Pharmaceutical Services, Inc. Second-Quarter 2018 Analyst Conference Call 9 a.m. Eastern Time, July 26, 2018 ▪ A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com Speakers: ▪ To participate on the call, please dial: Eric M. Green − 877-930-8295 (U.S.) President and Chief Executive Officer − 253-336-8738 (International) − The conference ID is 6196359 Bernard J. Birkett Senior Vice President and Chief Financial Officer ▪ An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, August 2, 2018, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID is 6196359 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the second-quarter 2018 and management’s discussion of those results during today’s conference call. 1 |

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. 2 |

2018 Second-Quarter Results & Full-Year Outlook ▪ Q2 2018 reported net sales of $447.5 million, representing 9.0% organic sales growth ▪ Q2 2018 adjusted-diluted EPS(1) was $0.70, compared to $0.66 for the same period last year ▪ Q2 2018 tax benefits from stock option exercises resulted in $0.04 of reported and adjusted EPS impact, compared to a $0.13 EPS benefit last year. Excluding these impacts, Q2 2018 adjusted-diluted EPS would have increased by 25% over the same period last year ▪ Reaffirming 2018 financial guidance ‒ Reaffirming full-year 2018 net sales guidance range of $1.720 billion to $1.730 billion ‒ Guidance assumes an expected translation exchange rate of $1.15 per Euro for the second half of the year, versus our prior assumption of $1.20 per Euro ‒ Reaffirming full-year 2018 adjusted-diluted EPS range of $2.80 to $2.90, despite lower-than- expected benefits from translation of foreign exchange rates (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14-18, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. 3 |

Abbreviations: LSD – low-single digit; MSD – mid-single digit; Organic Sales Growth HSD – high-single digit; DD – double digit Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Overall Organic 3.9% 3.7% 4.5% 0.2% 9.0% Sales Growth Biologics MSD MSD* DD (LSD) LSD Generics (MSD) LSD HSD HSD DD Pharma HSD* (MSD)* (MSD)* (HSD) HSD Contract DD DD DD HSD DD Manufacturing * Represents a reclassification of certain customer sales. This reclassification had no impact on 2017 overall organic sales growth or Proprietary Products segment organic sales growth. 4 |

First-Half 2018 Product Innovation Highlights ▪ TM AccelTRA Component Program recognized TM at Innopack 2018 with India Packaging Award ▪ SelfDose® Injector recognized at MD&M East Conference with Silver Medical Design Excellence Award ▪ Westar® Select launch announced in July – latest in high value product portfolio produced in newly opened Waterford, Ireland facility 5 |

2018 YTD Scientific & Technical Engagement ~900 >150 ~25 Technical ~70 Customer Requests Customer Conference Patents Regulatory Filing Audits Presentations Issued Assistance 6 |

Global Operations Driving Efficiencies ▪ “One West” Management System driving more efficient Waterford, Ireland Site operations ₋ Puerto Rico site scaling up to manufacture additional volume for hospital administration product portfolio ₋ Lead times continue to improve across manufacturing sites ₋ Global network optimization and restructuring program on track ₋ Efficiencies resulting in capex spending reductions ▪ New Waterford, Ireland site opened in July, to serve as second source for insulin sheeting and HVP production 7 |

Second-Quarter 2018 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended June 30, 2018 2017 Reported Net Sales $447.5 $397.6 Net Sales at Constant Currency (1) $433.5 $397.6 Gross Profit Margin 31.8% 31.4% Reported Operating Profit $60.3 $42.0 Adjusted Operating Profit (1) $62.5 $53.1 Reported Diluted EPS $0.75 $0.51 Adjusted Diluted EPS (1) $0.70 $0.66 (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 14-18 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. 8 |

Change in Consolidated Net Sales Second-quarter 2017 to 2018 ($ millions) $6.8 $14.0 $29.1 $447.5 $397.6 2017 Volume & Mix Currency Sales Price 2018 9 |

Change in Gross Profit Margin % Second-quarter 2017 to 2018 0.6% 1.2% 1.7% (0.4%) (1.0%) Waterford (2.7%) 31.8% 31.4% 2017 Efficiency Sales Price Volume & Mix Raw Material Plant OH & 2018 Other Proprietary (77% of Net Sales) Gross Margin improved to 37.2%, an increase of 180 basis points. 10 |

Change in SG&A Costs Second-quarter 2017 to 2018 ($ millions) $1.6 $1.3 $2.6 $3.2 $70.0 15.6% of Net Sales $61.3 15.4% of Net Sales 2017 Incentive Bonus Other Other Comp & Currency 2018 Benefits Translation 11 |

Cash Flow and Balance Sheet Metrics ($ millions) CASH FLOW ITEMS (UNAUDITED) (in millions) Six Months Ended June 30, 2018 2017 Depreciation and amortization $51.9 $46.8 Operating cash flow $127.0 $106.0 Capital expenditures $48.2 $67.0 FINANCIAL CONDITION (UNAUDITED) (in millions) As of As of June 30, 2018 December 31, 2017 Cash and cash equivalents $225.5 $235.9 Debt $196.4 $197.0 Equity $1,281.9 $1,279.9 Net debt-to-total invested capital N/A N/A Working capital $479.3 $464.0 12 |

Full-Year 2018 Guidance ▪ Reaffirming full-year 2018 reported net sales guidance range of $1.720 billion to $1.730 billion* ▪ Reaffirming full-year 2018 adjusted-diluted EPS range of $2.80 to $2.90(1)(2) ▪ Capital expenditures are expected to be in a range between $120 million to $130 million, compared to prior guidance of less than $150 million * Using an exchange rate of $1.15 per Euro for the second half of 2018 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14-18, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) Guidance excludes possible costs and benefits from the announced Global Operations restructuring plan and the impact of tax law changes. 13 |

Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures: • Net sales at constant currency (organic sales) • Adjusted operating profit • Adjusted operating profit margin • Adjusted net income • Adjusted income tax expense • Adjusted diluted EPS • Net debt • Total invested capital • Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. 14 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-18), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2018 profit expense income EPS Reported (GAAP) $60.3 $6.0 $56.1 $0.75 Restructuring and related charges 2.2 0.6 1.6 0.01 Tax law changes - 4.8 (4.8) (0.06) Adjusted (Non-GAAP) $62.5 $11.4 $52.9 $0.70 Operating Income tax Net Diluted Six months ended June 30, 2018 profit expense income EPS Reported (GAAP) $113.7 $18.5 $99.7 $1.33 Restructuring and related charges 5.5 1.2 4.3 0.05 Tax law changes - 4.5 (4.5) (0.06) Adjusted (Non-GAAP) $119.2 $24.2 $99.5 $1.32 15 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-18), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2017 profit expense income EPS Reported (GAAP) $42.0 $2.9 $38.8 $0.51 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $53.1 $2.9 $49.9 $0.66 Operating Income tax Net Diluted Six months ended June 30, 2017 profit expense income EPS Reported (GAAP) $102.5 $5.1 $99.7 $1.32 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $113.6 $5.1 $110.8 $1.47 16 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-18), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Net Sales at Constant Currency (1) ($ million, except EPS data) Three months ended June 30, 2018 Proprietary CM Eliminations Total Reported net sales (GAAP) $346.0 $101.5 $ - $447.5 Effect of changes in currency translation rates (11.6) (2.4) - (14.0) Net sales at constant currency (Non-GAAP) (1) $334.4 $99.1 $ - $433.5 Six months ended June 30, 2018 Proprietary CM Eliminations Total Reported net sales (GAAP) $672.2 $191.0 $ - $863.2 Effect of changes in currency translation rates (34.8) (6.5) - (41.3) Net sales at constant currency (Non-GAAP) (1) $637.4 $184.5 $ - $821.9 (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 17 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-18), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS guidance Full Year 2018 Guidance(1) (2) Reported-diluted EPS guidance $2.73 to $2.88 Restructuring and related charges 0.08 to 0.13 Tax law changes (0.06) Adjusted-diluted EPS guidance $2.80 to $2.90 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14-18, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.15 for the second half of 2018. Actual results will vary as a result of exchange rate variability. 18 |